Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 21, 2006


                                             /s/ Robert C. Doll, Jr.
                                             -----------------------------------
                                             Robert C. Doll, Jr.,
                                             Chief Executive Officer of
                                             Merrill Lynch Low Duration Fund of
                                             Merrill Lynch Investment Managers
                                             Funds, Inc. and Low Duration Master
                                             Portfolio of Fund Asset Management
                                             Master Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust and will be retained by Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 21, 2006


                                             /s/ Donald C. Burke
                                             -----------------------------------
                                             Donald C. Burke,
                                             Chief Financial Officer of
                                             Merrill Lynch Low Duration Fund of
                                             Merrill Lynch Investment Managers
                                             Funds, Inc. and Low Duration Master
                                             Portfolio of Fund Asset Management
                                             Master Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust and will be retained by Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.